UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23902

Investment Company Act file number

Niagara Income Opportunities Fund
(Exact name of registrant as specified in charter)

3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Address of principal executive offices) (Zip code)

Liquid Strategies, LLC

3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Name and address of agent for service)

770-350-8700

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

Niagara Income Opportunities Fund (NAGRX)

ANNUAL REPORT

March 31, 2025

Niagara Income Opportunities Fund

Table of Contents

Shareholder Letter (Unaudited)	2
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Shareholder Expense Example (Unaudited)	28
Additional Information (Unaudited)	29
Board of Trustees and Officers (Unaudited)	30

Niagara Income Opportunities Fund

Shareholder Letter

March 31, 2025 (Unaudited)

The Fund completed the first quarter of 2025 on a strong note, continuing to diversify the portfolio across multiple private lending strategies while seeing the asset base grow steadily with assets under management (AUM) reaching approximately $90 million at quarter’s end. The portfolio management team has been able to deliver steady results to its investors through the execution of our multi-strategy private lending approach. The aforementioned success would not have been possible without the trust and confidence of our investors.

At Liquid Strategies, we prioritize accessibility and transparency, values that we hope you’ve seen reflected in our communications and team’s dedication. We would like to express our gratitude for your trust and support. We are constantly mindful of the responsibility that trust entails, and it shapes how we approach every decision we make with respect to managing the Niagara Income Opportunities Fund.

Sincerely,

Mark Garfinkel, Connor Allen and the Liquid Strategies Team

FUND SUMMARY

The Niagara Income Opportunities Fund is a continuously offered, non-diversified closed-end interval fund with a primary focus on current income generation through investment in a multi-strategy portfolio of private and public credit investments with high current cash yields.

PORTFOLIO STRATEGY

The private credit space spans a broad spectrum of alternative lending opportunities. The Niagara portfolio combines different styles of private alternative lending strategies into a single portfolio solution. A top priority for the Niagara portfolio team is risk management across three key pillars: 1) diversification by segment, strategy, and style of underlying loans; 2) credit management; and 3) liquidity management. This focus enables the portfolio team to construct a portfolio with the proper balance of income and risk.

Diversification Across Loans: The Niagara strategy seeks to mitigate the risk of capital loss through diversification by segment, strategy, and style of loans across the portfolio. In addition, we establish concentration limitations and monitor and evaluate risk exposures across key portfolio metrics

Credit Management: The portfolio team focuses on lending strategy partners who have a proven ability to minimize downside risk and preserve capital. The team is committed to seeking out the highest quality lending partners that align with our disciplined criteria, including stringent underwriting guidelines, risk mitigation with excess collateralization and strict loan terms and covenants, and a focus on niche, under-banked lending markets.

Liquidity Management: The portfolio team manages the liquidity of the portfolio utilizing a combination of cash equivalents, readily marketable publicly-traded securities, and short-duration private investments in order to maintain adequate portfolio liquidity. In addition, the team strives to maintain a short average maturity of the portfolio investments to provide maximum flexibility with respect to liquidity, while achieving the strategy goals of delivering high income.

PORTFOLIO DEVELOPMENTS

During the first quarter, the portfolio management team added a handful of new positions to the portfolio, increasing the total number of private credit investments to 27 across 18 different strategy partners, highlighting the increasing diversification of our underlying portfolio. Investment across multiple investments, private credit asset classes, and strategy partners is a key to managing portfolio volatility and a basic tenet of the Fund’s approach.

One of our new strategy partners is RevTek Capital. They represent the “sweet spot” of what the portfolio management team looks for in a lending strategy: 1) limited competition from other lenders; 2) focus on predictable recurring revenue businesses; 3) exceptionally lender-friendly pricing and terms; and 4) low loan-to-value metrics. RevTek Capital is a credit-oriented investment

Niagara Income Opportunities Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

firm focused on providing senior secured loans to medium-growing businesses with predictable recurring revenues. Targeting the lower middle market, with loan sizes typically ranging from $2 million to $10 million, RevTek strategically focuses on a niche market characterized by high lender fragmentation and limited competition from sophisticated institutional players. This allows them to command premium pricing and implement lender-friendly loan structures and covenants. Their focus on technology companies, particularly SaaS (software as a service), recurring revenue businesses, aligns with the sector’s strong growth potential and attractive return profile.

MARKET OVERVIEW

US equity markets struggled, posting the second consecutive negative month, with the S&P 500 finishing the quarter down 4.28%. With an economy that was already showing signs of slowing momentum, US trade policy came into full focus and has dominated the headlines, with the imposition of tariffs on foreign goods, leading to increasing risks of a recession and increased volatility across US markets in particular. Non-US markets had been the star performer for much of the first quarter, significantly outperforming US markets as the MSCI ACWI non-US benchmark was up 6.3% through the end of the quarter. However, the new tariff war quickly brought increased volatility to global markets at the start of the quarter over fears of a global economic slowdown.

The interest rate picture is just as murky as the equity markets. Rates moved lower over the course of the first quarter enabling bonds to advance with the Bloomberg US Aggregate Bond index up 2.78% during the quarter. The movement in rates was spurred by decelerating inflation and a US economy that was already cooling off. However, the outlook for inflation is less clear given recently implemented tariffs, as these unknown pressures are weighing on the ability of the Fed to loosen monetary policy and lower short-term interest rates. The Conference Board’s consumer confidence survey showed a substantial decline in March with inflation cited as the key deterrent to consumer spending. We anticipate continued volatility in both interest rates and equity prices as the markets digest the impacts of trade policies on inflation, consumption, and the overall impact on both the US and Global economies.

Past performance is no guarantee of future results. The Consumer Confidence Index (CCI) is a monthly survey that gauges consumer sentiment about current and future economic conditions. It’s essentially a snapshot of how optimistic or pessimistic consumers are about the economy, their personal finances, and buying prospects. The CCI is widely used as an indicator of economic health, as consumer spending accounts for a significant portion of the economy.

Niagara Income Opportunities Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

PERFORMANCE UPDATE

For the 1st quarter of 2025, the Niagara Income Opportunities Fund achieved a total return of 2.35%, bringing the trailing 12-month total return to 10.41%, compared to the Morningstar Leveraged Loan Index performance of 0.48% and 6.98% for the 4th quarter and trailing 1 year, respectively. The recent interest rate volatility has had very little, if any, impact on the performance of the Niagara portfolio, highlighting the potential benefit of the Niagara strategy to the fixed-income portion of an investor’s portfolio. See the table of returns for the Fund below.

Niagara vs Bloomberg US Aggregate Bond Index – Trailing 12 months through March 31, 2025

PORTFOLIO MANAGEMENT TEAM COMMENTARY AND OUTLOOK

On most investor’s minds is not what transpired last quarter, but what is going to be the impact of tariffs over the course of the next year. The portfolio management team has been reviewing each and every investment and has been in the process of consulting with each of our lending strategy partners regarding the potential direct impact of tariffs on their borrower’s businesses and the indirect effect of any potential economic malaise that could come as a result. Thus far, our findings have been very promising with very little, if any, direct impact on the underlying borrowers of our strategy partners. However, we recognize that it is early, and the environment is rapidly changing, such that the true effects of these tariffs may not yet be recognized by many of the underlying borrowers for several months. Furthermore, it is still difficult to assess the true impact that the current trade war will have on the overall economy.

That being said, keep in mind that a heavy component of the Niagara underlying portfolio is focused in asset-based loans with low loan-to-value ratios. This means that the loans are not necessarily tied to the cash flow of a business, but rather they are collateralized by a specific pool of cash flow, revenue, trade receivables, or other assets. So, the principal and interest payments for these borrowers are tied directly to the performance of these assets. Currently, each of our portfolio investments are performing in line with our forecasted expectations. While the Fed reduced short-term interest rates by a full 1.00% since last

Niagara Income Opportunities Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

September, the portfolio yield has been minimally impacted due to its combination of fixed and floating-rate loan investments in the underlying portfolio. In addition to the diversification noted above, the portfolio team has constructed the portfolio with an average maturity of 1.2 years, only enhancing the overall risk and liquidity profile of the portfolio.

ASSET CATEGORY BREAKDOWN

PORTFOLIO CHARACTERISTICS

DISCLOSURES

The statements contained herein are based upon the opinions of Liquid Strategies and the data available at the time of publication and are subject to change at any time without notice. This communication does not constitute investment advice and is for informational purposes only, is not intended to meet the objectives or suitability requirements of any specific individual or account, and does not provide a guarantee that the investment objective of any model will be met. An investor should assess

Niagara Income Opportunities Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

his/her own investment needs based on his/her own financial circumstances and investment objectives. Neither the information nor any opinions expressed herein should be construed as a solicitation or a recommendation by Liquid Strategies or its affiliates to buy or sell any securities or investments or hire any specific manager.

Any offering may only be made pursuant to the securities laws, an offering document and related subscription materials all of which must be read and completed in their entirety. Liquid Strategies prepared this update utilizing information from a variety of sources that it believes to be reliable. It is important to remember that there are risks inherent in any investment and that there is no assurance that any investment, asset class, style or index will provide positive performance over time. Diversification and strategic asset allocation do not guarantee a profit or protect against a loss in a declining markets.

Past performance is not a guarantee of future results. All investments are subject to risk, including the loss of principal.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus.

Since the Fund is non-diversified, it is subject to higher reduction of capital and volatility than a fund more proportionately allocated among a large number of securities. An investment in the Fund involves risk. The fund is relatively new with limited operating history by which to evaluate its performance. There can be no assurance that the Fund’s strategy will be successful. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential.

●

Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid. There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

●	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

●

Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

●	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.

●

Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce the shareholder’s exposure on any market downturn.

Liquid Strategies LLC (“Liquid”) is an independent investment adviser registered under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Liquid, including our investment strategies, fees and objectives, can be found in our Form ADV Part 2A and our Form CRS.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other important information about the Fund, please visit the Documents section of www.LSfunds.com/NAGRX or call 1-800-632-4027. Read the prospectus carefully before investing.

Shareholder Services: 1-800-632-4027

Investment Professionals: 770-350-8700 or info@LSfunds.com

Distributed by Foreside Fund Services, LLC, which is not affiliated with the Adviser.

Niagara Income Opportunities Fund

Schedule of Investments

March 31, 2025

	Shares / Units	First Acquisition Date	Cost/ Principal	Value	Percent of Net Assets
INVESTMENTS IN PRIVATE INVESTMENT VEHICLES — 30.6%
Partnerships
Consumer Lending
HFSA, LLC (c)	8,925	1/5/2024	$8,925,000	$8,925,000	9.9%
Legal Finance
EAJF Leveraged Feeder LP (b)(c)		3/1/2024	6,400,000	7,158,938	7.9
Virage Opportunity Fund LP (b)(c)		11/15/2024	335,628	335,628	0.4
Real Estate Debt
Oak Institutional Credit Solutions LLC (b)(c)		3/5/2024	2,900,000	2,924,574	3.2
Specialty Finance
Aero Capital Solutions Fund IV LP (b)(c)		2/7/2025	489,191	632,000	0.7
Delgatto Diamond Finance Fund L.P. (b)(c)		7/2/2024	700,000	748,259	0.7
Revere Specialty Finance Fund LP (b)(c)		3/1/2024	3,475,000	3,518,990	3.8
Total Investment in Partnerships			23,224,819	24,243,389	26.6

Non-Listed Business Development Companies (BDCs)
Direct Lending BDCs
Monroe Capital Income Plus Corporation (c)	126,953	3/8/2024	1,300,000	1,311,426	1.5
Nuveen Churchill Private Capital Income Fund - Class I (c)	91,089	2/29/2024	2,250,000	2,275,432	2.5
Total Investment in Non-Listed BDCs			3,550,000	3,586,858	4.0

Total Investment in Private Investment Vehicles				27,830,247	30.6

INVESTMENTS IN CREDIT FACILITIES — 44.7%
Senior Debt
Legal Finance
Virage Opportunity Fund Credit Facility, 12/20/2028, 18.25% (a)		12/20/2024	1,125,000	1,125,000	1.2
Total Investment in Senior Debt			1,125,000	1,125,000	1.2

Senior Secured Debt
Direct Lending
CA CO SPV, LLC, 6/30/2027, 12.00% (a)		7/3/2024	3,850,000	3,850,000	4.3
Specialty Finance
Coromandel LS LLC 1 - 03/01/2027, 12.41%, SOFR + 8.00% (a)(d)		3/1/2024	3,800,000	3,800,000	4.2
Coromandel LS LLC 2 - 03/15/2027, 12.41%, SOFR + 8.00% (a)(d)		3/15/2024	500,000	500,000	0.6
Coromandel LS LLC 3 - 04/01/2027, 12.41%, SOFR + 8.00% (a)(d)		4/1/2024	800,000	800,000	0.9
Coromandel LS LLC 4 - 04/26/2027, 12.41%, SOFR + 8.00% (a)(d)		4/26/2024	500,000	500,000	0.6
Coromandel LS LLC 5 - 06/03/2027, 12.41%, SOFR + 8.00% (a)(d)		6/3/2024	1,500,000	1,500,000	1.7
Coromandel LS LLC 6 - 06/10/2027, 12.41%, SOFR + 8.00% (a)(d)		6/10/2024	300,000	300,000	0.3
Coromandel LS LLC 7 - 07/12/2027, 12.41%, SOFR + 8.00% (a)(d)		7/12/2024	400,000	400,000	0.4
Coromandel LS LLC 8 - 11/27/2027, 13.41%, SOFR + 9.00% (a)(d)		11/27/2024	800,000	800,000	0.9
Coromandel LS LLC 9 - 12/06/2027, 13.41%, SOFR + 9.00% (a)(d)		12/6/2024	300,000	300,000	0.3
IVY Auto 1, 12/25/2025, 13.50% (a)		10/25/2024	500,000	500,000	0.6
IVY Auto 2, 01/08/2026, 13.50% (a)		11/8/2024	300,000	300,000	0.3
IVY Auto 3, 04/20/2026, 13.50% (a)		2/20/2025	250,000	250,000	0.3
RevTek SPV, 09/30/2028, 14.00% (a)		2/21/2025	3,750,000	3,750,000	4.2

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Schedule of Investments

March 31, 2025 (Continued)

	Shares / Units	First Acquisition Date	Cost/ Principal	Value	Percent of Net Assets
INVESTMENTS IN CREDIT FACILITIES (Continued)
Senior Secured Debt (Continued)
Trade Receivables Finance
IVY Cooper 1, 12/25/2025, 14.00% (a)		10/25/2024	$750,000	$750,000	0.8%
IVY Cooper 2, 04/20/2026, 14.00% (a)		2/20/2025	250,000	250,000	0.3
Total Investment in Senior Secured Debt			18,550,000	18,550,000	20.7

Senior Unsecured Debt
Diversified Alternative Credit
IVY Battery, LLC 1, 04/22/2025, 12.25% (a)		2/22/2024	1,750,000	1,750,000	1.9
IVY Battery, LLC 2, 05/18/2025, 12.25% (a)		3/19/2024	250,000	250,000	0.3
IVY Battery, LLC 3, 06/01/2025, 12.25% (a)		4/1/2024	300,000	300,000	0.3
IVY Battery, LLC 4, 06/26/2025, 12.25% (a)		4/26/2024	500,000	500,000	0.6
IVY Battery, LLC 5, 07/28/2025, 12.25% (a)		5/28/2024	600,000	600,000	0.7
IVY Battery, LLC 6, 08/04/2025, 12.25% (a)		6/4/2024	700,000	700,000	0.8
IVY Battery, LLC 7, 08/07/2025, 12.25% (a)		6/7/2024	500,000	500,000	0.6
IVY Battery, LLC 8, 10/20/2025, 12.25% (a)		8/20/2024	400,000	400,000	0.4
IVY Battery, LLC 9, 02/06/2026, 12.25% (a)		12/6/2024	500,000	500,000	0.6
Trade Receivables Finance
Altriarch Specialty Finance SPV II, LLC, 8.00%, 12/31/2025 (a)(f)		4/1/2024	8,050,000	8,050,000	8.9
IVY Iron, 01/04/2026, 13.50% (a)		11/4/2024	500,000	500,000	0.6
Total Investment in Senior Unsecured Debt			14,050,000	14,050,000	15.7

Subordinated Debt
Trade Receivables Finance
PFF LLC 1, 06/18/2026, 12.36% (a)		12/18/2024	1,762,500	1,762,500	2.0
PFF LLC 2, 12/18/2026, 12.61% (a)		12/18/2024	1,762,500	1,762,500	2.0
PFF LLC 3, 12/13/2026, 12.49% (a)		12/13/2024	500,000	500,000	0.6
PFF LLC 4, 08/20/2026, 12.28% (a)		2/20/2025	300,000	300,000	0.3
Direct Lending
CA Credit SPV, LLC, 6/30/2027, 12.75% (a)		6/24/2024	2,000,000	2,000,000	2.2
Total Investment in Subordinated Debt			6,325,000	6,325,000	7.1

Total Investment in Credit Facilities				40,050,000	44.7

INVESTMENTS IN PROFIT SHARE INTEREST — 9.5%
Consumer Lending
BCF Funding LLC (a)(d)(e)(f)		2/23/2025	500,000	500,000	0.6
Winston Legal Capital LLC (a)(f)		2/28/2025	1,500,000	1,500,000	1.7
Total Investment in Consumer Lending			2,000,000	2,000,000	2.3

Preferred Equity
Real Estate
Revere Capital Los Alamos MF LLC, 06/30/2025, 18.00% (a)(e)(f)		6/27/2024	1,800,000	1,800,000	2.0
Total Investment in Preferred Equity			1,800,000	1,800,000	2.0

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Schedule of Investments

March 31, 2025 (Continued)

	Shares / Units	First Acquisition Date	Cost/ Principal	Value	Percent of Net Assets
INVESTMENTS IN PROFIT SHARE INTEREST (Continued)
Specialty Finance
Bijan & Co, Inc, 09/10/2025, 1.15% monthly profit share interest (a)(e)(f)		9/10/2024	$225,000	$225,000	0.2%
iSparkle Ltd, 09/13/2025, 1.15% monthly profit share interest (a)(e)(f)		9/13/2024	150,000	150,000	0.2
LuxTech Geneva SA, 04/28/2025, 1.15% monthly profit share interest (a)(e)(f)		10/25/2024	55,000	55,000	0.1
LuxTech Geneva SA, 06/12/2025, 1.15% monthly profit share interest (a)(e)(f)		12/11/2024	120,000	120,000	0.1
Safdico Botswana Ltd, 05/08/2025, 1.15% monthly profit share interest (a)(e)(f)		10/31/2024	1,575,000	1,575,000	1.7
PGA Mastermind, LLC, 08/12/2025, 1.15% monthly profit share interest (a)(e)(f)		2/11/2025	750,000	750,000	0.8
Aurostar DMCC, 09/03/2025, 1.15% monthly profit share interest (a)(e)(f)		2/28/2025	1,000,000	1,000,000	1.1
Flexfin, 09/20/2025, 1.15% monthly profit share interest (a)(e)(f)		3/20/2025	910,000	910,000	1.0
Total Investment in Specialty Finance			4,785,000	4,785,000	5.2

Total Investment in Profit Share Interest				8,585,000	9.5

INVESTMENTS IN LOAN PARTICIPATION — 3.6%
Senior Secured Debt
Specialty Finance
Coromandel Alpha Participation, 01/24/2026, 17.41%, SOFR + 13.00% (a)(d)(e)		8/30/2024	1,450,000	1,450,000	1.6
Trade Receivables Finance
CRWD Specialty Finance LLC, 05/17/2025, 18.00% (a)(e)		5/17/2024	1,800,000	1,800,000	2.0
Total Investment in Senior Secured Debt			3,250,000	3,250,000	3.6

Total Investment in Loan Participation				3,250,000	3.6

INVESTMENTS IN PUBLIC SECURITIES — 3.5%
Open-End Funds
Holbrook Structured Income Fund - Class I	317,574		3,115,000	3,121,756	3.5
Total Investment in Open-End Funds			3,115,000	3,121,756	3.5

Closed-End Funds
Cliffwater Enhanced Lending Fund - Class I	1,561		16,119	17,295	0.0
Total Investment in Closed-End Funds			16,119	17,295	0.0

Total Investment in Public Securities				3,139,051	3.5

INVESTMENTS IN MONEY MARKET INSTRUMENTS — 8.5%
First American Treasury Obligations Fund - Class X, 4.26% (g)	7,677,286		7,677,286	7,677,286	8.5
Total Investment in Money Market Instruments			7,677,286	7,677,286	8.5

Total Investments — 100.4% (cost $89,468,224)				$90,531,584	100.4
Liabilities in Excess of Other Assets — (0.4)%				(300,983)	(0.4)
TOTAL NET ASSETS — 100.0%				$90,230,601	100.0%

Percentages are stated as a percent of net assets.

SOFR Secured Overnight Financing Rate

(a)	Value was determined using significant unobservable inputs. See Note 9 for details.

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Schedule of Investments

March 31, 2025 (Continued)

(b)	Private investment company does not issue shares or units.

(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 for respective investment strategies, unfunded commitments, and redemptive restrictions.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.

(e)	The investment was made through a participation which is a form of indirect loans made by third parties.

(f)

The security receives profit sharing. The Fund may acquire income-generating equity membership interests into business entities that generate income from investment in into interest bearing notes or loans or from investment into other business or consumer lending portfolios.

(g)	The rate shown represents the 7-day effective yield as of March 31, 2025.

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Statement of Assets and Liabilities

March 31, 2025

Assets
Investments, at value	$90,531,584
Receivable for fund shares sold	257,165
Dividends and interest receivable	881,407
Receivable for distributions from private investment vehicles	466,083
Prepaid expenses and other assets	36,420
Total assets	92,172,659

Liabilities
Payable for investments purchased	216,413
Distributions payable	1,224,339
Payable to Adviser	204,792
Payable to trustees	448
Payable for fund administration and accounting fees	72,086
Payable for transfer agent fees and expenses	45,435
Payable for legal fees	57,845
Payable for audit fees	54,002
Payable for expenses and other liabilities	66,698
Total liabilities	1,942,058
Net Assets	$90,230,601

Net Assets Consists of:
Paid-in capital	$89,757,606
Total distributable earnings (accumulated losses)	472,995
Net Assets	$90,230,601

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,963,137
Net Asset Value, redemption price and offering price per share	$10.07

Cost:
Investments	$89,468,224

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Statement of Operations

For the Year Ended March 31, 2025

Investment Income
Dividend income	$273,532
Distributions from private investment vehicles	2,081,122
Interest income	4,556,250
Profit share	530,616
Total investment income	7,441,520

Expenses
Investment advisory fees	1,140,082
Fund administration and accounting fees	178,614
Legal fees	148,432
Transfer agent fees	96,383
Reports to shareholders	59,047
Offering expenses	55,824
Professional fees	35,002
Trustees’ fees	34,298
Other expenses	30,809
Federal and state registration fees	29,705
Custodian fees	7,914
Total expenses	1,816,110
Expense reimbursement by Adviser	(431,163)
Net expenses	1,384,947
Net investment income	6,056,573

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,904
Net change in unrealized appreciation/depreciation on investments	993,719
Net realized and unrealized gain (loss) on investments	995,623
Net increase in net assets from operations	$7,052,196

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
From Operations
Net investment income	$6,056,573	$124,519
Net realized gain	1,904	7,065
Net change in unrealized appreciation/depreciation on investments	993,719	69,641
Net increase in net assets resulting from operations	7,052,196	201,225

From Distributions
Distributable earnings	(6,780,426)	—
Return of capital	(2,241,455)	—
Total distributions	(9,021,881)	—

Capital Transactions
Subscriptions	62,373,551	29,565,930
Redemptions	(2,800,126)	—
Reinvestments	2,759,706	—
Net increase in net assets resulting from capital share transactions	62,333,131	29,565,930

Total Increase in Net Assets	60,363,446	29,767,155

Net Assets
Beginning of period	29,867,155	100,000
End of period	$90,230,601	$29,867,155

Shares Transactions
Subscriptions	6,037,115	2,911,772
Redemptions	(268,824)	—
Reinvestments	273,074	—
Total increase in shares outstanding	6,041,365	2,911,772

(a)	Commencement of operations of the Fund was December 29, 2023.

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Statement of Cash Flows

For the Year Ended March 31, 2025
Cash Provided by (Used in) Operating Activities
Net increase in net assets from operations	$7,052,196
Adjustments to reconcile net increase in net assets resulting from operations to cash provided by (used in) operating activities:
Purchases of investment securities	(64,440,163)
Sales of investment securities	5,996,130
(Purchases) and sales of short-term investments, net	(1,464,568)
Net realized (gain)/loss on investments	(1,904)
Net change in unrealized (appreciation)/depreciation on investments	(993,719)
(Increase) Decrease in Assets:
Investments paid in advance	200,000
Dividends and interest receivable	(714,950)
Receivable for distributions from private investment vehicles	(466,083)
Expense reimbursement receivable	38,385
Prepaid expenses and other assets	(21,752)
Deferred offering costs	55,824
Increase (Decrease) in Liabilities:
Payable for investments purchased	216,413
Payable to Adviser	98,318
Payable to trustees	(9,954)
Payable for fund administration and accounting fees	35,042
Payable for transfer agent fees and expenses	33,107
Payable for legal fees	47,572
Payable for audit fees	19,002
Accrued organizational expenses	(19,000)
Payable for expenses and other liabilities	61,680

Net cash provided by (used in) operating activities	(54,278,424)

Cash Provided by (Used in) Financing Activities
Proceeds from shares sold, net of receivable for fund shares sold	62,116,386
Payment on shares redeemed	(2,800,126)
Cash distributions paid to shareholders, net of reinvestments	(5,037,836)
Net cash provided by (used in) financing activities	54,278,424
Net increase (decrease) in cash	$—

Cash
Beginning Balance	—
Ending Balance	$—

Supplemental Information of Cash Flow and Non-Cash Information
Non-cash financing activities - increase in receivable for fund shares sold	$257,165
Non-cash financing activities - increase in distributions payable	1,224,339
Non-cash financing activities - reinvestment of distributions	2,759,706

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Financial Highlights

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
Per Share Data:

Net Asset Value, Beginning of Period	$10.22	$10.00

Investments Operations:
Net investment income(b)	0.91	0.13
Net realized and unrealized gain (loss) on investments	0.14	0.09
Total from investment operations	1.05	0.22

Less distributions paid:
Net investment income	(0.94)	—
Capital gains(g)	(0.00)	—
Return of capital	(0.26)	—
Total distributions paid	(1.20)	—

Net Asset Value, End of Period	$10.07	$10.22

Total return(c)	10.74%	2.20%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$90,231	$29,867
Ratio of expenses to average net assets(e)
Before expense reimbursement/recoupment(d)	2.63%	7.25%
After expense reimbursement/recoupment(d)	2.00%	2.05%
Ratio of net investment income to average net assets(d)(e)(f)	8.77%	4.84%
Portfolio turnover rate(c)	9%	28%

(a)	Commencement of operations of the Fund was December 29, 2023.

(b)	Net investment income per share was calculated using average shares outstanding during the period.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

(f)	As of March 31, 2025, the Fund’s underlying investment companies included a range of management fees from 0.0% to 2.25% (unaudited) and performance fees from 10% to 20% (unaudited).

(g)	Totaled value is less than $(0.005).

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025

1.	Organization

Niagara Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on July 23, 2023, and commenced operations on December 29, 2023. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, closed-end management investment company that operates as an interval fund. The Fund’s investment objective is current income. The Fund is non-diversified and pursues its investment objective through direct and indirect investment of the majority of its assets in income-generating investments of domestic issuers. These investments may be publicly-traded or privately-offered, and typically make interest, dividend, or other periodic payments, distributions, and/or accruals; in addition to offering potential capital appreciation to investors. The Fund defines income-generating investments to include notes, bonds, debentures, loans, loan participations, dividend-paying preferred and common shares and funds that invest in the preceding.

The Fund is managed by Liquid Strategies, LLC (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Fund’s Board of Trustees (the “Board” or “Trustees”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on a specific identification basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost or as a realized gain, respectively. Distributions from private funds occur at irregular intervals and the exact timing and character has not been communicated from the private funds. It is estimated that distributions will occur over the life of the private funds.

Investments in private investment vehicles paid in advance are comprised of cash paid on or prior to March 31, 2025, for which units were issued April 1, 2025 or later. Investments paid in advance do not participate in the earnings of the private investment vehicles until such units are issued.

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

D. Distributions to Shareholders

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

E. Investment Valuation

In computing the net asset value (“NAV”), portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Adviser, in its capacity as the Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors.

As a general matter, the Fund’s investments in private debt will be fair valued at the cost of the security as of the date of purchase and generally held at cost subject to the following events: (i) a material change in interest rates/yields for similar securities; (ii) a major underlying collateral impairment since origination; (iii) interest and/or principal payment default; (iv) a fundamental change that has not been reflected in cost that puts recoverability in serious doubt; and (v) an expected partial/ full sale of security to a third party at a different price than estimated fair value.

The Fund’s investments in pooled investment vehicles will be fair valued at the cost of the security as of the date of purchase and subsequently valued at the pooled investment vehicle’s net asset value, as determined by such pooled investment vehicle’s manager.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”) are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

As of March 31, 2025, the Fund’s most recent fiscal period end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Fund’s most recent fiscal year end, the Fund did not incur any interest or penalties.

The Fund utilizes a tax year-end of March 31 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the year ended March 31, 2025, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $64,440,163 and $5,995,417 (excluding short-term securities), respectively.

4.	Management Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Adviser. Under the investment advisory agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 1.65% of the Fund’s average daily net assets. For the year ended March 31, 2025, the Fund incurred $1,140,082 in advisory fees under the agreement.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed contractually to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividends, amortization/accretion and interest on

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets. Prior to July 29, 2024, the expense limitation was 2.05%. In consideration of the Advisor’s agreement to limit the Fund’s expenses, any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any reimbursement payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. The expense limitation and reimbursement agreement may not be terminated by the Adviser, but it may be terminated by the Board upon written notice to the Adviser.

As of March 31, 2025, $49,882 of the $49,888 waived organization costs are subject to possible recoupment by the Adviser through December 8, 2026. Expenses waived or reimbursed for the fiscal period ended March 31, 2024 in the amount of $133,883 are subject to possible recoupment by the Adviser through March 31, 2027. Expenses waived or reimbursed for the fiscal year ended March 31, 2025 in the amount of $431,163 are subject to possible recoupment by the Adviser through March 31, 2028.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

The Fund has engaged Foreside Fund Services, LLC to serve as the Fund’s distributor.

5.	Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Trustees who are not affiliated with the Fund or the Adviser are each paid an annual fee of $10,000 plus $2,000 per in-person meeting and $500 per electronic meeting. All Trustees are reimbursed by the Fund for any reasonable expenses incurred attending such meetings. One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as a Trustee.

The officers of the Fund are affiliated with the Adviser. All such affiliated officers receive no compensation from the Fund for serving in their respective roles.

6.	Repurchase Offers

The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Board has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14th day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer ay be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not intend to list its Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The Fund’s fundamental policy requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the months of March, June, September, and December.

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
5/31/24	6/21/2024	10.45	5.0%	284,052	1.2%	68,703
8/30/24	9/20/2024	10.51	5.0%	337,301	0.8%	56,785
11/29/24	12/20/2024	10.56	5.0%	394,590	0.8%	60,229
2/28/25	3/20/2025	10.22	5.0%	445,679	0.9%	83,107

7.	Risk Factors

The Fund is a closed-end investment company that operates as an interval fund. It is designed for long-term investors and not as a trading vehicle. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 and early 2020 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced recently, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, climate change and climate-related events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The lingering effects of COVID-19 and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

8.	Options, Futures, Forward Contracts and Swap Agreements

The Fund may purchase and write put and call options on indices and enter into related closing transactions. All options written on indices or securities must be covered, the Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations. Put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund invests in derivatives in order to protect against a possible decline in the market value of securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future and as a means of increasing the yield on its assets. The Fund purchasing put and call options pay a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, loss of the premium paid may be offset by an increase in the value of the Funds’ securities or by a decrease in the cost of acquisition of securities by the Funds. When the Funds write an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Funds will realize as profit the premium received for such option. When an index call option of which the Funds are the writer is exercised, the Funds will be required to deliver a cash amount commensurate to if they were to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When an index put option of which the Funds are the writer is exercised, the Funds will be required to deliver a cash amount commensurate to if they were to purchase the underlying securities at a price in excess of the market value of such securities. The Funds maintain minimal counterparty risk through contracts bought or sold on an exchange.

9.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

its entirety requires judgment and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range.

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of March 31, 2025. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

	Fair Value Measurements at Reporting Date Using:
	Quoted Prices In Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Practical Expedient	Total
Assets:
Private Investment Vehicles	$—	$—	$—	$27,830,247	$27,830,247
Credit Facilities	—	—	40,050,000	—	40,050,000
Profit Share Interest	—	—	8,585,000	—	8,585,000
Loan Participation	—	—	3,250,000	—	3,250,000
Public Securities	3,139,051	—	—	—	3,139,051
Money Market Instruments	7,677,286	—	—	—	7,677,286
Total Assets:	$10,816,337	$—	$51,885,000	$27,830,247	$90,531,584

Refer to the Schedule of Investments for classifications.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal year ended March 31, 2025:

	Credit Facilities	Profit Share Interest	Loan Participation
March 31, 2024	$7,832,790	$507,371	$—
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	(7,790)	(7,371)	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Purchases	35,725,000	8,610,000	3,250,000
Sales	(3,500,000)	(525,000)	—
March 31, 2025	$40,050,000	$8,585,000	$3,250,000
Net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at March 31, 2025	$(7,790)	$(7,371)	$—

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025:

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Input Value	Impact on Valuation from an increase in Input
Credit Facilities	$40,050,000	Market Approach	Transaction Price	100	Increase
Profit Share Interest	8,585,000	Market Approach	Transaction Price	100	Increase
Loan Participation	3,250,000	Market Approach	Transaction Price	100	Increase

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of March 31, 2025, the Fund had unfunded loan commitments to credit facilities of $375,000.

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

Investment Name	Investment Strategy	Fair Value	Total Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lockup Period	Gate
Aero Capital Solutions Fund IV LP	Aircraft Leasing	$632,000	$310,809	N/A	N/A	7 Years	N/A
Delgatto Diamond Finance Fund LP	Specialty Finance	748,259	—	Monthly	90 days	1 Year	5%
EAJF Leveraged Feeder LP	Specialty Finance	7,158,938	—	Quarterly	60 days	3 Years	25%
HFSA LLC	Consumer Lending	8,925,000	—	Monthly; except for September, October, November, and December	90 days	N/A	5%
Monroe Capital Income Plus Corporation	Private Credit	1,311,426	—	Quarterly	180 days	1 Year	5%
Nuveen Churchill Private Capital Income Fund - Class I	Private Credit	2,275,432	—	Quarterly	180 days	1 Year	5%
Oak Institutional Credit Solutions LLC	Real Estate Debt	2,924,574	—	Quarterly	90 days	1 Year	N/A
Revere Specialty Finance Fund LP	Specialty Finance	3,518,990	—	Quarterly	60 days	2 Years	N/A
Virage Opportunity Fund LP	Litigation Finance	335,628	179,192	N/A	N/A	7 Years	N/A
	Total	$27,830,247	$490,001

10. Federal Income Tax

The tax characterization of distributions paid for the periods ended March 31, 2025 and 2024, were as follows:

Distributions Paid from:	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
Ordinary Income(b)	$6,780,426	$—
Long-Term Capital Gains	—	—
Return of Capital	2,241,455	—

(a)	Fund commenced operations on December 29, 2023

(b)	Ordinary income may include short-term capital gains

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

At March 31, 2025, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Tax Cost of Investments	$90,055,551
Unrealized Appreciation	476,692
Unrealized Depreciation	—
Net Unrealized Appreciation/(Depreciation)	476,692
Undistributed Ordinary Income	—
Undistributed Capital Gains	—
Other Accumulated Gain/(Loss)	(3,697)
Total Distributable Earnings/(Accumulated Losses)	472,995

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to partnerships and closed-end ROC adjustments.

As of March 31, 2025, the Fund did not have an available capital loss carryforward.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax year ended March 31, 2025, the Fund deferred $3,697 of post October losses. The Fund did not defer any late year losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial reporting and tax reporting. These reclassifications have no effect on net assets or NAV per share. There were no such reclassifications for the fiscal year ended March 31, 2025.

11. Organization and Offering Costs

Organization and offering expenses shall mean all third party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of interests in the Fund.

The Fund incurred organizational expenses of $49,888, which were accrued through December 8, 2023 and have been recouped by the Adviser. The Fund incurred offering costs of $73,510, which were amortized to expense over twelve months on a straight-line basis from December 29, 2023. The Fund amortized $55,824 of offering costs for the year ended March 31, 2025, as shown on the Statement of Operations. The Fund’s organizational and offering expenses are subject to reimbursement pursuant to the Expense Limitation Agreement between the Fund and the Adviser as described in Note 4.

12. Recent Accounting Pronouncements And Regulatory Updates

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Niagara Income Opportunities Fund

Notes to Financial Statements

March 31, 2025 (Continued)

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

13. Subsequent Events

On May 30, 2025, the Fund announced a quarterly offer to repurchase outstanding shares of beneficial interest up to 5% of its issued and outstanding shares at a price equal to the net asset value as of the close of business on the repurchase pricing date. The repurchase offer period will begin on May 30, 2025 and the repurchase request deadline is June 20, 2025.

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that other than as disclosed above there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

Niagara Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Niagara Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Niagara Income Opportunities Fund (the “Fund”) as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2025 and the period from December 29, 2023 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodians, private investment counterparties, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more funds advised by Liquid Strategies, LLC since 2019.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

June 9, 2025

Niagara Income Opportunities Fund

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2024 to March 31, 2025).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/24	Ending Account Value 3/31/25	Annualized Expense Ratios	Expenses Paid During the Period(1)
Niagara Income Opportunities Fund
Actual	$1,000.00	$1,049.20	2.00%	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	2.00%	$10.05

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).

Niagara Income Opportunities Fund

Additional Information

March 31, 2025 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 632-4027 or on the SEC’s web site at www.sec.gov.

BOARD OF TRUSTEES

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (800) 632 -4027 or by visiting the SEC’s web site at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Niagara Income Opportunities Fund

Board of Trustees and Officers

March 31, 2025 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-770-350-5700, or by visiting the Fund’s website at lsfunds.com/nagrx.

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Louis J Douglass, IV, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1975	Trustee	Indefinite term; since December 2023	Investment Manager, Argent Financial Group (January 2019 to Present); Member, Wynden Capital Management LLC (2014-2019).	2	None
Todd E. Dawes, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CIO, Certis Capital (August 2014 to Present); CIO and Founder, Merus Advisors (2014 to Present); President, Amet Partners (May 2022 to Present).	2	None
Jeffrey G. Evans, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CFO, Internet2 (a nonprofit internet support services provider) (March 2021 to Present); CFO, Columbus Regional Airport Authority (September 2020 to February 2021); CFO, Detroit Zoological Society (April 2017 to June 2020).	2	None
Interested Trustee and Officers
Adam C. Stewart 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1972	Interested Trustee; Chairman, President, Chief Executive Officer, and Principal Executive Officer	Indefinite term; since July 2023 Indefinite terms; since December 2023	Portfolio Manager and Member, Liquid Strategies, LLC (2013 to present).	2	None

Niagara Income Opportunities Fund

Board of Trustees and Officers

March 31, 2025 (Unaudited) (Continued)

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kathryn Bruckert 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1983	Secretary; Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer	Indefinite term; since August 2023 Indefinite terms; since December 2023

Controller, Bison Holdings, LLC (a financial services holding company), July 2022 to present; Assistant Controller, Roark Capital (private equity sponsor), August 2021 to July 2022; Corporate Accounting Manager, Apex Fintech Solutions (investment management technology provider), February 2021 to July 2021; Assistant Vice President, Harris Associates (investment adviser), August 2017 to January 2021.

				n/a	n/a
Parimal Patel 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1978	Chief Compliance Officer	Indefinite term; since March 2024

Chief Compliance Officer, Liquid Strategies, LLC, March 2024 to Present; Vice President/Compliance, Voya Investment Management, September 2023 to March 2024; Various Senior Compliance Roles, Invesco US, May 2010 to September 2023.

				n/a	n/a

THIS PAGE INTENTIONALLY LEFT BLANK

Niagara Income Opportunities Fund

Fund Service Providers

Investment Advisor:

Liquid Strategies, LLC
3550 Lenox Road NE, Suite 2550,
Atlanta, GA 30326

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302,
Milwaukee, WI 53212

Transfer Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Administrator and Accounting Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700,
Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffrey Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2025	FYE 3/31/2024
( a ) Audit Fees	$42,000	$31,500
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$12,000	$3,500
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

2

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

14. Proxy Voting Policy

14.A Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund. The Board oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund's portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations. Based on the nature of the Fund's investments proxy voting procedures may not be applicable. If required the following procedures would be utilized.

In general, the Board believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes. The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. It is recommended to the Fund that it avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act to invest in underlying investment companies with less restrictions. In order to benefit from the safe harbor of section 12(d)(1)(F), the Fund must mirror vote proposals on proxies issued by underlying investment companies. Mirror voting means that the Fund vote its shares in the same proportion that all shares of the underlying investment companies are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

Responsible Party: Adviser

[See Adviser's manual for Proxy Voting Policy]

3

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Mark Garfinkel, CFA® serves as the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund.

Mark Garfinkel, CFA®. Mr. Garfinkel has served as portfolio manager of the Adviser since September, 2023. He is a graduate from Vanderbilt University and the Owen Graduate School of Management, where he earned his BA and MBA. He has 25 years of experience in the investment and wealth management industry, receiving his Chartered Financial Analyst designation in 1993 and working in various roles ranging from Personal Trust Portfolio Manager to Chief Investment Officer and Lead Portfolio Manager for a highly successful small cap growth investment fund.

From 1990 – 2006, Mr. Garfinkel worked with SunTrust Banks and Trusco Capital Management for 16 years managing personal trust and institutional equity and balanced portfolios, before developing and launching a small cap growth investment discipline for the firm. From 2006 – 2014, following his tenure with SunTrust, Mr. Garfinkel was a founding partner and Chief Investment Officer for Perimeter Capital Management, where he continued as the Lead Portfolio Manager for the firm's small cap growth strategy. From 2014 – 2022, Mr. Garfinkel took a brief hiatus from the investment business, serving as the CFO and COO for a small payments technology firm located in the Atlanta area until 2020. Subsequently, Mr. Garfinkel launched his own payments consulting firm, before deciding to return to his roots in investment management. Mr. Garfinkel joined Bison Wealth, LLC, an SEC registered investment adviser, in May 2022 serving as the Head of Investment Policy and Strategy; and continues to hold this position.

(a)(2)

As of March 31, 2025, the Portfolio Manager managed the following accounts in addition to the Fund:

Mark Garfinkel	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	2	$182.72	0	$0
Other Pooled Investment Vehicles	1	$12.46	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Set out below are practices that the Adviser may follow.

4

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, the Portfolio Manager, who on behalf of the Adviser provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Adviser or Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund and Adviser as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Manager attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Adviser and the Portfolio Manager have adopted allocation policies and procedures intended to treat all client accounts (including the Fund) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (e.g., on a pro rata or alternating basis). To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he or she deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order (if any) is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order (if any) is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based on the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

(a)(3)

With respect to the Fund, the Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser.

(a)(4)

As of March 31, 2025, Mr. Garfinkel had beneficial ownership of 4,810.617 shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

5

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Niagara Income Opportunities Fund

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	June 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	June 10, 2025

By (Signature and Title)*	/s/ Kathryn Bruckert
Kathryn Bruckert, Treasurer/Principal Financial Officer

Date	June 10, 2025

* Print the name and title of each signing officer under his or her signature.

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